Share Capital Authorized and Issued	9 Months Ended
Sep. 30, 2024
Equity [Abstract]
Share Capital Authorized and Issued
15.          Share Capital Authorized and Issued
The following sets out the number and par value of shares authorized, issued and outstanding:

	September 30, 2024	December 31, 2023
Common shares, par value $0.01 per share
Authorized	600,000,000	600,000,000

Issued and outstanding
Common shares	111,726,363	117,914,754
Common shares
On January 3, 2023, consummation of the Separation Transactions resulted in the issuance of 13,553,681 common shares upon exercise of outstanding warrants and accelerated vesting of restricted stock units.
The distribution of The Fidelis Partnership to shareholders on January 3, 2023 resulted in the cancellation of 97,327,049 common shares in the Group.
The consummation of the Separation Transactions triggered the payment of cumulative dividends on warrants of $34.1 million. These dividends related to declarations made in 2019 and prior years. The warrant dividends, together with the net assets distributed to shareholders discussed in Note 3 (Separation Transactions), were recorded in additional paid-in capital as the Group’s retained earnings on January 3, 2023 was $0.5 million.
On January 3, 2023 the excess fair value of the net assets distributed to shareholders of $1,696.4 million was recorded in retained earnings as the gain on revaluation of The Fidelis Partnership was recorded in the Consolidated Statements of Income as a component of the net gain on distribution of The Fidelis Partnership. The excess fair value is calculated as the fair value of The Fidelis Partnership of $1,775 million less the book value of The Fidelis Partnership net assets and less the non-controlling interest share of Pine Walk.
On July 3, 2023, Fidelis completed an IPO of an aggregate of 15,000,000 common shares, including 7,142,857 common shares sold by Fidelis and 7,857,143 common shares sold by certain selling shareholders, at an offering price of $14.00 per common share. The net proceeds of the offering to Fidelis were $89.4 million, after deducting underwriting discounts, commissions, and other offering expenses paid by the Group. Fidelis’ common shares are listed on the New York Stock Exchange under the symbol “FIHL”.
Cash dividends of $0.10 and $0.30 per share were declared and paid in the three and nine months ended September 30, 2024, respectively (2023: $nil and $nil).
Common share repurchases
On December 21, 2023 and on August 14, 2024, the Board of Directors approved the adoption of common share repurchase programs of up to $50.0 million and up to $200.0 million, respectively, of Fidelis’ outstanding common shares, utilizing a variety of methods, including open market purchases, accelerated share repurchases and privately negotiated transactions.
During the three and nine months ended September 30, 2024, the Group repurchased 4,279,983 and 6,570,003 common shares, respectively, (2023: $nil and $nil), for $66.8 million and $105.5 million, respectively, (2023: $nil and $nil) at a weighted average cost per share of $15.61 and $16.06, respectively, (2023: $nil and $nil). Of these shares repurchased in the three and nine months ended September 30, 2024, 422,658 and 577,383 common shares, respectively, were repurchased from The Fidelis Partnership for $6.6 million and $9.3 million, respectively. These transactions were effected at a price equal to the average price paid by the Group on such day for share repurchases from all other shareholders. Common shares repurchased by the Group are held as treasury shares.